UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

Qorvo, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7628 Thorndike Road
Greensboro, North Carolina	27409-9421
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (336) 664-1233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	QRVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2025, the Board of Directors (the “Board”) of Qorvo, Inc. (the “Company”) resolved to: (i) increase the size of the Board to 10 directors; and (ii) include Peter Feld as one of the Company’s director nominees in the Company’s proxy statement for the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”). The Board has also resolved to recommend that the Company’s stockholders vote in favor of electing all of the Company’s director nominees, including Mr. Feld, in the Company’s proxy statement for the 2025 Annual Meeting.

Once Mr. Feld is elected as a non-employee director, Mr. Feld will be compensated for his service in accordance with the Company’s director compensation program.

In addition, it is expected that Mr. Feld will enter into the Company’s standard form of indemnification agreement. The form of indemnification agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on January 5, 2015, and is incorporated herein by reference. The committees of the Board to which Mr. Feld would be named have not yet been determined as of the date hereof.

There are no arrangements or understandings between Mr. Feld and any other persons pursuant to which Mr. Feld would be nominated or selected as a director nominee of the Board. Mr. Feld has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 8.01. Other Events.

On May 19, 2025, the Company issued a press release announcing the inclusion of Mr. Feld as one of the Company’s director nominees in the Company’s proxy statement for the 2025 Annual Meeting. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated May 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

Date:	May 19, 2025	By:	/s/ Grant A. Brown
			Name:	Grant A. Brown
			Title:	Chief Financial Officer